UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 10, 2019

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange
2016 Series A 6.75% Corporate Units	DCUD	New York Stock Exchange
2016 Series A 5.25% Enhanced Junior Subordinated Notes	DRUA	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 3 to Form 8-K is being filed to update the description of Dominion Energy, Inc.’s common stock which was filed with Amendment No. 2 to Form 8-K on August 8, 2016.

Item 8.01	Other Events.

Description of Dominion Energy, Inc.’s Common Stock

The information contained in Exhibit 99.1, which is incorporated herein by reference, is hereby provided to replace and supersede the description of our common stock currently set forth in Amendment No. 2 to Form 8-K filed on August 8, 2016 for purposes of Securities and Exchange Commission forms that require or allow a description of our common stock to be incorporated by reference from a registration statement or report filed under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit

99.1	Description of Common Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ James R. Chapman
James R. Chapman Executive Vice President, Chief Financial Officer and Treasurer

Date: June 10, 2019